SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 31, 2001
(Date of Report)

NEORX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)
410 West Harrison Street, Seattle, Washington 98119-4007 (Address of principal executive offices) (Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5. Other Events

NeoRx Names New President and Chief Executive Officer

—	Board Accepts Resignation of Paul G. Abrams; Douglass B. Given Named as New Chief Executive —

See Exhibit 99.1 for additional information.

Item 7. Exhibits

99.1 Press release dated July 31, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION

Dated: July 31, 2001	By	/s/ MELINDA G. KILE

Melinda G. Kile Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated July 31, 2001